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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    Form 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


                                 August 18, 2003
                ------------------------------------------------
                Date of Report (Date of earliest event reported)




                        Baldwin Technology Company, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)




        Delaware                     1-9334                     13-3258160
----------------------------     --------------              ------------------
(State or other jurisdiction      (Commission                (I.R.S. Employer
  of incorporation)               File Number)               Identification No.)




                    Twelve Commerce Drive, Shelton, CT. 06484
              -----------------------------------------------------
              (Address of Principal Executive Offices and Zip Code)


                                 (203) 402-1000
              ----------------------------------------------------
              (Registrant's telephone number, including area code)


                                       N/A
          -------------------------------------------------------------
          (Former Name or Former Address, if changed since Last Report)






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Item 5.       Other Events

        On August 18, 2003, Baldwin Technology Company, Inc. and certain of its subsidiaries ("Baldwin or the "Company"), entered into a $20,000,000 Credit Agreement (the "Credit Agreement") with Maple Bank GmbH ("Maple" or "Lender"), which if not terminated by the Lender on August 15, 2004 or by the Company by payment in full, shall terminate in its entirety on August 15, 2005. The credit facility is collateralized by substantially all of the accounts and notes receivable of the Company and a portion of the Company's inventory. Borrowings under the credit facility are subject to a borrowing base and bear interest at a rate equal to the three-month Eurodollar rate (as defined in the Credit Agreement) plus (i) 10% for loans denominated in U.S. Dollars or (ii) 11.5% for loans denominated in Euros. The interest rate will be reduced by 0.50% or whole increments thereof for each whole increment of Disclosed EBITDA (as defined in the Credit Agreement) that equals or exceeds $1,250,000 for any fiscal quarter commencing with the quarter ending December 31, 2003. In no event however, may the interest rate be less than 10.5% per annum. The initial borrowings under the credit facility amounted to $18,874,000, of which the Company utilized $16,243,000 to retire its previously existing debt with Fleet National Bank and Wachovia Bank National Association.






Item 7.       Financial Statements and Exhibits.


         (c)    Exhibits


                    10.64 Credit Agreement among Baldwin Europe Consolidated, B.V., as Borrower, and Baldwin Technology Company, Inc., as Parent, Guarantor and Borrower Representative, and Baldwin Americas Corporation, Baldwin Europe Consolidated Inc., Baldwin Asia Pacific Corporation, Baldwin Graphic Systems, Inc., Baldwin Germany GmbH, Baldwin U.K. Holding Limited, Baldwin (U.K) Ltd., Acrotec UK Ltd., Baldwin Globaltec Ltd., Baldwin Sweden Holding AB, Baldwin IVT AB, Baldwin Jimek AB, Japan-Baldwin Ltd., as Guarantors, and Maple Bank GmbH, as Lender, dated as of July 25, 2003 (filed herewith).










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                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

                                      BALDWIN TECHNOLOGY COMPANY, INC.
                                              (Registrant)

                                      By:    /s/ VIJAY C. THARANI
                                         --------------------------------------
                                                 Vijay C. Tharani
                                            (Chief Financial Officer)




Dated: August 22, 2003